                                                                   Exhibit 10.02

                                    FIRST AMENDMENT dated as of November 6, 2001
                           (this "Amendment"), to the Amended and Restated Five-Year Credit Agreement, dated as October 11, 2001 (the "Credit Agreement"), among LAND O'LAKES, INC., a cooperative corporation organized under the laws of the State of Minnesota (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the Lenders.


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;
and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2.  Amendments to the Credit Agreement.

                  (a) Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) adding the following definition in
         alphabetical order:

                  "'Permitted Parent Company Indebtedness' means unsecured senior or subordinated Indebtedness issued by the Borrower and any unsecured Guarantees with respect to such Indebtedness given by Restricted Subsidiaries."

                  (ii) deleting the definition of "Senior Notes" and substituting the following therefor:

                  "'Senior Notes' means the unsecured Senior Notes to be issued in November 2001 by the Borrower in the aggregate principal amount of up to
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                                                                               2


                  $400,000,000 and the Indebtedness represented thereby."

                  (b) Section 6.01(a) of the Credit Agreement is hereby amended by:

                  (i) deleting Clause (iii) and substituting the following therefor:

                  "(iii) the Senior Notes in an aggregate amount not in excess of $400,000,000 at any time outstanding;"

                  (ii) Clause (x) is amended by deleting "and" at the end thereof

                  (iii) Clause (xi) is amended by deleting
         "outstanding." and replacing it with "outstanding;"

                  (iv) inserting at the end thereof the following:

                  "(xii) Permitted Parent Company Indebtedness; provided that 100% of the Net Proceeds from any such issuance are applied to the prepayment of loans in accordance with Section 2.09(b) under the Related Credit Facility, without regard to whether or not such issuance constitutes a Prepayment Event (as defined in the Related Credit Facility)."

                  3. No Other Amendments; Confirmation. Except as expressly amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) All representations and warranties of the Borrower contained in the Credit Agreement (except with respect to representations and warranties expressly made only as of an earlier date) are true and correct in all material respects as of the date hereof.

                  5. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received



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                                                                               3


counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

                  6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.





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                  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS
AMENDMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR RESPECTIVE PROPER AND DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                         LAND O'LAKES, INC.,


                                         BY
                                            /S/ PETER SIMONSE
                                            ------------------------------------

                                            NAME: PETER SIMONSE
                                            TITLE: TREASURER

                                         THE CHASE MANHATTAN BANK,
                                         INDIVIDUALLY AND AS ADMINISTRATIVE
                                         AGENT,

                                         BY
                                            /S/ ROBERT ANASTASIO
                                            ------------------------------------
                                            NAME: ROBERT ANASTASIO
                                            TITLE: VICE PRESIDENT
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                                         BY FARM CREDIT BANK OF WICHITA

                                            /S/ GREG E. SOMERHALDER            ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: GREG E. SOMERHALDER
                                            TITLE: VICE PRESIDENT

                                         BY THE NORINCHUKIN BANK, NY

                                            /S/ FUMIAKI ONO                    ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: FUMIAKI ONO
                                            TITLE: GENERAL MANAGER

                                         BY SUN TRUST BANK

                                            /S/ KURT A. MORRIS                 ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: KURT A. MORRIS
                                            TITLE: DIRECTOR

                                         BY WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION

                                            /S/ MARK H. HALLDORSON             ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: MARK H. HALLDORSON
                                            TITLE: ASSISTANT VICE PRESIDENT

                                            /S/ CHAD M. KORTGARD               ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: CHAD M. KORTGARD
                                            TITLE: ASSISTANT VICE PRESIDENT
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                                         BY BNP PARIBAS

                                            /S/ CHRISTINE L. HOWATT            ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME: CHRISTINE L. HOWATT
                                            TITLE: VICE PRESIDENT